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                                                                   EXHIBIT 10.10


                            SECOND AMENDMENT TO LEASE
                    1102 COLUMBIA STREET, SEATTLE, WASHINGTON


     THIS SECOND AMENDMENT TO LEASE 1102 COLUMBIA STREET, SEATTLE, WASHINGTON ("Amendment"), dated and effective as of June 30, 1997, is entered into by and between CORIXA CORPORATION, a Delaware corporation ("Tenant"), and ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation formerly known as Health Science Properties, Inc. ("Landlord"), in connection with the following:

     A. Landlord and Tenant are parties to that certain Lease dated as of May 31, 1996, as amended by that certain First Amendment to Lease 1102 Columbia Street, Seattle, Washington, dated as of January 16, 1997 (as amended, the "Lease"), pursuant to which Tenant leases from Landlord those certain premises commonly known as Suite 470 in the building located at 1102 Columbia Street, Seattle, Washington, commonly known as the Eklind Hall Building, all as more particularly described in the Lease. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

     B. Landlord and Tenant now desire to amend the Lease to provide Tenant with an option to extend the Term Expiration Date upon the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties hereto hereby agree as follows:

1.   AMENDMENT TO LEASE

     So long as Tenant is not in default under any provision of the Lease beyond any applicable cure periods specifically set forth in the Lease (i) on the date that Tenant exercises the Option (as defined herein) and (ii) on the date upon which the Extension Term (as defined herein) begins, Tenant shall have one (1) option to extend the Term Expiration Date (the "Option") through the earlier of
(a) the date upon which the Fourth Floor of the Columbia Building, located at 1124 Columbia Street, is available for occupancy by Tenant pursuant to the terms of that certain Columbia Building Lease, dated as of October 28, 1994, as amended by that certain Columbia Building Lease First Amendment, dated as of December 29, 1995, by and between Fred Hutchinson Cancer Research Center, predecessor-in-interest to Landlord, and Tenant, and (b) December 31, 1999, but in any event for not less than one hundred eighty (180) days. Tenant may exercise the Option by delivering to Landlord written notice of Tenant's exercise of the Option no less than thirty (30) days prior to the Term Expiration Date. During the term (the "Extension Term") commencing on the Term Expiration Date and ending on the Term Expiration Date as extended by the exercise of the Option, all terms and conditions of the Lease shall continue in full force and effect, including without limitation any increases in rent pursuant to Section 4 of the Lease.

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2.   MISCELLANEOUS

     2.1 This Amendment shall be deemed to have been executed and delivered within the State of Washington, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Washington.

     2.2 This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

     2.3 This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

     2.4 Each party has cooperated in the drafting and preparation of this Amendment. Hence, in any construction to be made of this Amendment, the same shall not be construed against any party.

     2.5 Each term of this Amendment is contractual and not merely a recital.

     2.6 This Amendment may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Amendment, which shall be binding upon and effective as to all parties.

     2.7 The unenforceability of a portion of this Amendment shall not affect the enforceability of the remainder of this Amendment.

     2.8 The parties will execute all such further and additional documents as shall be reasonable, convenient, necessary or desirable to carry out the provisions of this Amendment.

     2.9 Except as specifically amended or modified by this Amendment, the Lease remains in full force and effect.

                                      -2-
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                       Tenant:

                                       CORIXA CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Michelle Burris
                                          -------------------------------------
                                          Name: Michelle Burris
                                               --------------------------------
                                          Its: Vice President, Finance and Admin
                                               --------------------------------



                                       Landlord:

                                       ALEXANDRIA REAL ESTATE EQUITIES, INC., a
                                       Maryland corporation, formerly known as
                                       Health Science Properties, Inc.


                                       By: /s/ Alan Gold
                                          -------------------------------------
                                          Name: Alan Gold
                                               --------------------------------
                                          Its: President
                                               --------------------------------